UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 11, 2011
EUREKA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54238	26-3671639

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3455 Forbes Avenue, Pittsburgh, Pennsylvania 15213
(Address of principal executive offices) (Zip Code)
(412) 681-8400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     On January 11, 2011, Eureka Financial Corp., Eureka Bancorp, MHC, Eureka Bank and new Eureka Financial Corp. entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), which will act as financial advisor and marketing agent during new Eureka Financial Corp.’s stock offering.
     The shares of common stock of new Eureka Financial Corp. are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-169767) filed by new Eureka Financial Corp. under the Securities Act of 1933, as amended, and a related prospectus dated January 11, 2011. For a description of the fees to be paid to Sandler O’Neill pursuant to the Agency Agreement, see “The Conversion and Offering — Marketing Arrangements” in the prospectus. A copy of the Agency Agreement is included as Exhibit 1.1 to this report.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Number	Description
1.1	Agency Agreement between Eureka Financial Corp., Eureka Bancorp, MHC, Eureka Bank and new Eureka Financial Corp. and Sandler O’Neill & Partners, L.P., dated January 11, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2011	By:	/s/ Edward F. Seserko
Edward F. Seserko
President and Chief Executive Officer